SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to SS240.14a-12


                           Talk America Holdings, Inc.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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1) Title of each class of securities to which transaction applies:


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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

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4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

[_] Fee paid previously with preliminary materials:

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[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount previously paid

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

                          TALK AMERICA HOLDINGS, INC.
                          12020 Sunrise Valley Drive
                             Reston, Virginia 20191
                                (703) 391-7500



                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                 July 2, 2001



To the Stockholders of
Talk America Holdings, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Talk America Holdings, Inc. (the "Company") will be held on August 16, 2001, at 10:00 a.m., Eastern Time, at The Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 20191 for the following purposes:

     (1) To consider and vote upon a proposal to elect two directors, each for a term of three years or until his successor has been elected and qualified;

     (2) To consider and vote upon a proposal to ratify and approve the designation of Pricewaterhouse Coopers LLP as the independent certified public accountants for the Company for 2001; and

     (3) To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     Only stockholders of record at the close of business on June 22, 2001 are entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof.

     The Board of Directors hopes that you will be able to attend the Annual Meeting. Whether or not you are able to be present in person at the Annual Meeting, we urge you to sign and date the enclosed proxy and return it at your earliest convenience in the enclosed envelope. If you attend the Annual Meeting, you may revoke the proxy and vote in person if you desire. Please read the enclosed proxy statement, which contains information relevant to the actions to be taken at the Annual Meeting.

                                        By Order of the Board of Directors



                                        [GRAPHIC OMITTED]

                                        Aloysius T. Lawn, IV, Secretary

Reston, Virginia
July 2, 2001

                          TALK AMERICA HOLDINGS, INC.
                          12020 Sunrise Valley Drive
                            Reston, Virginia 20191
                                (703) 391-7500


PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

     The Board of Directors (the "Board") of Talk America Holdings, Inc. (the "Company"), the principal executive offices of which are located at 12020 Sunrise Valley Drive, Reston, Virginia 20191, hereby solicits your proxy in the form enclosed for use at the Annual Meeting of Stockholders to be held on August 16, 2001 (the "Annual Meeting"), or at any adjournment or adjournments thereof. The Annual Meeting will be held at The Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 20191 at 10:00 a.m., Eastern Time. The Company will bear the expenses of soliciting your proxy. This proxy statement and the accompanying form of proxy are first being released for mailing to stockholders on or about July 2, 2001.

     We urge you to date, sign and mail your proxy promptly to make certain that your shares will be voted at the Annual Meeting. Proxies in the enclosed form that are received in time for the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions, if any, indicated on the proxy card. If no instruction is given, the proxy will be voted in favor of the nominees for election as directors specified under "PROPOSAL 1: ELECTION OF DIRECTORS"; and in favor of the ratification and approval of the selection of auditors as described in "PROPOSAL 2: RATIFICATION OF INDEPENDENT CERTIFIED ACCOUNTANTS." Any proxy may be revoked at any time before it is exercised by giving written notice of such revocation or delivering a later dated proxy to the Corporate Secretary of the Company prior to the Annual Meeting, or by voting in person at the Annual Meeting.


                               VOTING SECURITIES

     Only stockholders of record at the close of business on June 22, 2001 are entitled to vote at the Annual Meeting. On June 22, 2001, there were 78,374,387 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of a majority of the shares of Common Stock will constitute a quorum for the transaction of business.

     With respect to Proposal 1, the nominees in each class for election as directors who receive the greatest number of votes cast at the Annual Meeting, assuming that a quorum is present, shall be elected as directors. A withheld vote on any nominee will not affect the voting results.

     With respect to Proposal 2, approval will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote.

     Brokers who hold shares in street name do not have the authority to vote on certain matters for which they have not received instructions from beneficial owners. Such broker non-votes (arising from the lack of instructions from beneficial owners) will not affect the outcome of the vote on Proposal 1.

     It is anticipated that sufficient shareholders will attend the meeting, in person or by proxy, to constitute a quorum for the transaction of business.

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of June 22, 2001 (except as otherwise noted) by (i) each stockholder who is known by the Company to own beneficially more than five percent of the outstanding Common Stock, (ii) each of the Company's directors, (iii) each of the executive officers named below and (iv) all current directors and executive officers of the Company as a group. Except as otherwise indicated below, the Company believes that the beneficial owners of the Common Stock listed below have sole investment and voting power with respect to such shares.





                                                      NUMBER OF
                                                       SHARES
                                                    BENEFICIALLY      PERCENT OF SHARES
 NAME OF BENEFICIAL OWNER OR IDENTITY OF GROUP        OWNED(1)        BENEFICIALLY OWNED
----------------------------------------------- -------------------- -------------------
Massachusetts Financial Services Company ......       6,603,805 (2)           8.4
 500 Boylston Street
 Boston, MA 02116
AOL Time Warner Inc./America Online, Inc.......       6,843,356 (3)           8.4
 75 Rockefeller Plaza
 New York, NY 10019
Legg Mason, Inc. ..............................       7,678,250 (5)           9.8
 100 Light Street
 P.O. Box 1476
 Baltimore, MD 21203
Paul Rosenberg ................................       5,759,985 (4)           7.3
 650 N.E. 5th Avenue
 Boca Raton, FL 33432
Geocapital, LLC ...............................       4,221,390 (6)           5.4
 767 Fifth Avenue, 45th Floor
 New York , NY 10153
Gabriel Battista ..............................       1,500,001 (7)           1.9
Edward B. Meyercord, III ......................         347,797 (7)            *
Aloysius T. Lawn, IV ..........................         320,317 (7)            *
George Vinall .................................         280,000 (7)            *
Kenneth Baritz ................................       1,813,826 (7)           2.3
Ronald R. Thoma ...............................          97,934 (7)            *
Arthur J. Marks ...............................         124,999 (7)            *
Mark S. Fowler ................................         156,023 (7)            *
All directors and executive officers as a group
 (11 persons) .................................       5,838,059 (7)           7.1

----------
* Less than 1%

(1) The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the SEC and, accordingly, may include securities owned by or for, among others, the spouse, children or certain other relatives of such person. The same shares may be beneficially owned by more than one person. Beneficial ownership may be disclaimed as to certain of the securities.


(2) Massachusetts Financial Services Company ("MFS"), an investment adviser, filed an amendment to a Schedule 13G with the Commission on February 12, 2001 (the "MFS 13G"), in which it reported beneficial ownership of 6,603,805 shares, 6,025,055 of which are also beneficially owned by MFS Series Trust II-MFS Emerging Growth Fund, an investment company, and 578,750 of which are also owned by certain non-reporting entities as well as MFS. The foregoing information is derived from the MFS 13G.


                                       2

(3) The foregoing information is derived from the Schedule 13G filed by AOL Time Warner/America Online, Inc. on January 22, 2001. Includes 2,721,984 shares that could be acquired upon exercise of outstanding warrants.

(4) The foregoing information is derived from the Schedule 13D/A filed by Paul Rosenberg, the Rosenberg Family Limited Partnership, PBR, Inc. and the New Millennium Charitable Foundation on February 12, 1999.

(5) Includes 6,600,000 shares of the Company common stock beneficially owned by LLM, LLC, 974,200 shares beneficially owned by Legg Mason Capital Management, Inc. and 104,050 shares beneficially owned by Legg Mason Wood Walker, Inc., according to an amendment to a Schedule 13G filed by Legg Mason Wood Walker, Inc. on March 14, 2001.

(6) The foregoing information is derived from the Schedule 13G/A filed by Geocapital, LLC on March 29, 2001.

(7) Includes shares of Company common stock that could be acquired upon exercise of options exercisable within 60 days after June 22, 2001 as follows: Gabriel Battista - 1,400,001; Edward B. Meyercord, III - 216,667; Aloysius T. Lawn, IV - 231,667; George Vinall - 280,000; Kenneth Baritz - 195,257; Ronald R. Thoma - 40,000; Arthur J. Marks - 30,000; Mark S. Fowler
     - 30,000; all directors and executive officers as a group - 3,439,326.


COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company's directors and certain officers and persons who are the beneficial owners of more than 10 percent of the Common Stock of the Company are required to report their ownership of the Common Stock, options and certain related securities and any changes in that ownership to the SEC. Specific due dates for these reports have been established, and the Company is required to report in this proxy statement any failure to file by such dates in 2000. Mr. Marks' initial report on Form 3 as to his holdings of shares of common stock of the Company mistakenly underreported the number of shares then owned by him. Upon discovery of this mistake a corrective amendment was filed. Otherwise, the Company believes that all of the required filings have been made in a timely manner. In making this statement, the Company has relied on copies of the reporting forms received by it.


                       PROPOSAL 1: ELECTION OF DIRECTORS

     The Company's Amended and Restated Certificate of Incorporation provides that the Board of Directors (the "Board") shall consist of not less than one nor more than 15 persons, the exact number to be fixed and determined from time to time by resolution of the Board. The Board has acted to fix the number of directors at five. Pursuant to the terms of the Company's Amended and Restated Certificate of Incorporation, the Board is divided into three classes, as nearly equal in number as reasonably possible, with terms currently expiring at the annual meeting of stockholders in 2001 ("Class I"), the annual meeting of stockholders in 2002 ("Class III") and the annual meeting of stockholders in 2003 ("Class II"), respectively.

     At the Annual Meeting, Gabriel Battista and Ronald R. Thoma are to be elected as Class I directors, for a term to expire at the annual meeting of stockholders in 2004. Each director will serve until his successor has been elected and qualified. Both Gabriel Battista and Ronald R. Thoma currently serve as directors of the Company. The proxies solicited hereby, unless directed to the contrary therein, will be voted for the nominee. Each of the nominees has consented to being named in this proxy statement and to serve if elected. The Board has no reason to believe that any nominee for election as a director will not be a candidate or will be unable to serve, but if either occurs it is intended that the shares represented by proxies will be voted for such substituted nominee or nominees as the Board, in its discretion, may designate.

     The following sets forth certain biographical information, present occupation and business experience for the past five years for each of the nominees for election as a director and the continuing Class II and Class III directors.

     The Board of Directors recommends a vote FOR the Class I nominees listed below.


CLASS I: NOMINEES WHOSE TERMS WILL EXPIRE IN 2004

     GABRIEL BATTISTA, AGE 56. Mr. Battista currently serves the Company as its Chairman of the Board of Directors and Chief Executive Officer. Prior to joining the Company in January of 1999 as a Director and Chief Executive Officer, Mr. Battista served as Chief Executive Officer of Network Solutions Inc., an Internet domain name registration company. Prior to joining Network Solutions, Mr. Battista served as CEO, President and Chief Operating Officer of Cable & Wireless, Inc., a telecommunication provider. His career also included management positions at US Sprint, GTE Telenet and General Electric Information Services. Mr. Battista serves as a director of Capitol College, Systems & Computer Technology Corporation (SCT), Online Technologies Group, Inc. (OTG) and VIA Net.works.

     RONALD R. THOMA, AGE 62. Mr. Thoma is currently a business consultant, having retired in early 2000 as an Executive Vice President of Crown Cork and Seal Company, Inc., a manufacturer of packaging products, where he had been employed since 1955. Mr. Thoma has served as a director of the Company since 1995.


CLASS II: INCUMBENT WHOSE TERMS WILL EXPIRE IN 2003

     ARTHUR J. MARKS, AGE 56. Mr. Marks has been a director of the Company since August 1999. He has been a General Partner of New Enterprise Associates, a venture capital firm, since 1984. Mr. Marks recently announced his resignation as a General Partner of New Enterprise Associates. Mr. Marks serves as a director of three publicly traded software companies, Advanced Switching Communications, Epicor Software Corp. and Progress Software Corp., as well as a number of privately held companies.

     EDWARD B. MEYERCORD, III, AGE 36. Mr. Meyercord currently serves as the President, Chief Financial Officer and Treasurer of the Company. He has been a director of the Company since May, 2001, when he was elected by the directors to fill a vacancy created by the resignation of a Class II director. He joined the Company in September of 1996 as the Executive Vice President, Marketing and Corporate Development. Prior to joining the Company, Mr. Meyercord served as Vice President in the Global Telecommunications Corporate Finance Group at Salomon Brothers, Inc., based in New York and prior to Salomon Brothers he worked in the corporate finance department at Paine Webber Incorporated.


CLASS III: INCUMBENT WHOSE TERM WILL EXPIRE IN 2002

     MARK S. FOWLER, AGE 58. Mr. Fowler has been a director of the Company since September 1999. From 1981 to 1987, he was the Chairman of the Federal Communications Commission. From 1987 to 1994, Mr. Fowler was Senior Communications Counsel at Latham & Watkins, a law firm, and of counsel from 1994 to 2000. From 1991 to 1994, he was the founder, Chairman and Chief Executive Officer of PowerFone Holdings Inc., a telecommunications company. From 1994 to 2000 he was a founder and chairman of UniSite, Inc., a developer of antenna sites for use by multiple wireless operators. From 1999 to date Mr. Fowler has served as a director of Beasley Broadcast Group, a radio broadcasting company. Mr. Fowler is also a founder and serves as Chairman of the Board of Directors of AssureSat, Inc., a provider of telecommunications satellite backup services.


                            THE BOARD OF DIRECTORS

     The Board met or acted by unanimous written consent ten times in 2000. During the fiscal year ended December 31, 2000, each then-incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees of the Board on which he served.

BOARD COMMITTEES

     The Board has established the following two committees, the function and current members of which are noted below.

     Audit Committee. In 2000, the Audit Committee consisted of Arthur J. Marks, Mark S. Fowler and Ronald R. Thoma. The members of the Audit Committee are independent, as that term is defined in the National Association of Securities Dealers listing standards. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews the plans and results of the audit engagement with the independent public accountants, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants and reviews the adequacy of the Company's internal accounting controls. The Audit Committee met six times in 2000.

AUDIT COMMITTEE REPORT

     The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

     During 2000, the Audit Committee of the Board of Directors developed an updated charter for the Committee, which was approved by the full Board on March 20, 2000. The complete text of the new charter, which reflects standards set forth in new regulations of the Securities and Exchange Commission and Nasdaq Stock Market rules, is reproduced in Appendix A to this proxy statement.


     Management has the primary responsibility for the preparation and integrity of the Company's financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company's independent auditors, PricewaterhouseCoopers LLP, are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

     In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements for fiscal 2000 with the Company's management and has discussed with PricewaterhouseCoopers LLP the matters that are required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, PricewaterhouseCoopers LLP has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No.1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with PricewaterhouseCoopers LLP their independence.

     Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                        THE AUDIT COMMITTEE
                                        Arthur J. Marks, Chairman
                                        Mark S. Fowler
                                        Ronald R. Thoma

     Compensation Committee. In 2000, the Compensation Committee consisted of Mark S. Fowler and Ronald R Thoma. The Compensation Committee is responsible for determining compensation for the Company's executive officers and currently administers the 1998 Long Term Incentive Plan and the 2000 Long Term Incentive Plan and reviews and approves the grant of options to employees of the Company. The Compensation Committee met or took action by written consent 33 times during 2000. See Executive Compensation -- "Report on Executive Compensation."

     Although the Board has not established a nominating or similar committee, the Board will consider stockholder nominations for directors submitted in accordance with the procedure set forth in Section 402 of the Company's Bylaws. The procedure provides that a notice relating to the nomination of directors must be timely given in writing to the Chairman of the Board of Directors of the Company prior to the meeting. To be timely, notice relating to the nomination of directors must be delivered not less than 14 days nor more than 50 days prior to any such meeting of stockholders called for the election of directors. Notice to the Company from a stockholder who proposes to nominate a person at a meeting for election as a director must be accompanied by each proposed nominee's written consent and contain, to the extent known to the notifying stockholder, the name, address and principal occupation of each proposed nominee, the total number of shares of capital stock of the Company that will be voted for each of the proposed nominees, the name and address of the notifying stockholder, the number of shares of capital stock of the Company owned by each notifying stockholder and the information regarding the proposed nominee which would be required to be disclosed in a proxy statement filed under the Securities Exchange Act of 1934. Stockholder nominations not made in accordance with this procedure may be disregarded by the Chairman, who may instruct that all votes cast for each such nominee be disregarded.


COMPENSATION OF DIRECTORS

     The Company currently pays non-employee directors an annual retainer of $10,000. The Board approved grants on October 31, 2000, of options to purchase 30,000 shares of Common Stock under the 2000 Long Term Incentive Plan at the market value on the date of grant to Mr. Marks, Mr. Fowler and Mr. Thoma, who are non-employee directors. Non-employee directors are reimbursed for reasonable expenses incurred in connection with attendance at Board meetings or meetings of committees thereof.

                            EXECUTIVE COMPENSATION


SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth information for the fiscal years ended December 31, 2000, 1999, and 1998 as to the compensation paid by the Company to the Chief Executive Officer for services rendered and the four other most highly compensated executive officers of the Company, as of December 31, 2000, whose annual salary and bonus exceeded $100,000 (the "Named Executives").


                          SUMMARY COMPENSATION TABLE





                                                                                                               LONG TERM
                                                              ANNUAL COMPENSATION                            COMPENSATION
                                             ------------------------------------------------------   --------------------------
                                                                                                              SECURITIES
                                                                                                              UNDERLYING
        NAME AND PRINCIPAL POSITION           YEAR          SALARY(1)                BONUS(1)                OPTIONS/SARS
------------------------------------------   ------   ---------------------   ---------------------   --------------------------
GABRIEL BATTISTA, Chairman and Chief
 Executive Officer .......................   2000        $         -- (2)        $     50,000                    500,000 (3)
                                             1999        $  1,500,000 (2)        $    750,000                         --
                                             1998                  --            $  3,000,000 (4)              1,650,000 (5)
EDWARD B. MEYERCORD, III,
 Chief Operating Officer, Chief
 Financial Officer and Treasurer .........   2000        $    298,000            $     30,000                    350,000 (3)
                                             1999        $    225,385            $    150,000                    450,000 (6)
                                             1998        $    200,000            $    128,338 (7)                     --
ALOYSIUS T. LAWN, IV,
 Executive Vice President --
 General Counsel and Secretary ...........   2000        $    260,500            $     27,500                    312,000 (3)
                                             1999        $    233,269            $    150,000                    210,000 (6)
                                             1998        $    150,000            $    120,336 (7)                 50,000 (6)
KENNETH G. BARITZ,
 President (12) ..........................   2000        $    242,000 (8)        $     30,000                  1,645,257 (5)(9)
                                             1999        $    121,461 (11)       $         --                    100,000 (11)
                                             1998        $    120,960 (11)       $         --                         --
GEORGE VINALL,
 Executive Vice President --
 Business Development ....................   2000        $    248,000            $     25,000                    245,000 (3)
                                             1999        $    200,000            $    150,000                         --
                                             1998        $         --            $    175,000 (10)               240,000 (5)

----------

(1) The costs of certain benefits not properly categorized as salary or benefits are not included because they did not exceed, in the case of any executive officer named in the table, the lesser of $50,000 or 10% of the total annual salary and bonus reported in the above table.

(2) Under his employment agreement with the Company, Mr. Battista is entitled to a minimum annual salary of $500,000. Mr. Battista's salary shown for 1999 includes, in addition to the $500,000 annual base salary for 1999, $1,000,000 representing a prepayment of $500,000 in salary for each of the years 2000 and 2001 as provided in Mr. Battista's employment agreement with the Company. Therefore, no salary was paid to Mr. Battista in 2000.

(3) Options to purchase the Company common stock. The options granted to Messrs. Battista, Meyercord, Lawn and Vinall were granted under the Company's 2000 Long Term Incentive Plan. In 2000, Mr. Battista was granted
     (i) options to purchase 250,000 shares of the Company common stock at an exercise price of $2.00 per share that vest in five years and (ii) options to purchase 250,000 shares of the Company common stock at an exercise price of $4.75 per share that vest over three years. In 2000, Mr. Meyercord was granted (i) options to purchase 150,000 shares of the


                                       7

     Company common stock at an exercise price of $2.00 per share that vest in five years and (ii) options to purchase 200,000 shares of the Company common stock at an exercise price of $4.75 per share that vest over three years. In 2000, Mr. Lawn was granted (i) options to purchase 137,500 shares of the Company common stock at an exercise price of $2.00 per share that vest in five years, (ii) options to purchase 50,000 shares of the Company common stock at an exercise price of $2.31 half of which vested upon grant and the remainder of which vested six months thereafter and (iii) options to purchase 125,000 shares of the Company common stock at an exercise price of $4.75 per share that vest over three years. In 2000, Mr. Vinall was granted (i) options to purchase 125,000 shares of the Company common stock at an exercise price of $2.00 per share that vest in five years and (ii) options to purchase 120,00 shares of the Company common stock at an exercise price of $4.75 per share that vested upon grant. Each of the employment agreements for Messrs. Battista, Meyercord, Lawn and Vinall provide for immediate vesting of options in event of a "change of control" (as defined in such agreements).

(4) Mr. Battista received a cash sign-on bonus of $3,000,000, which was paid in December 1998.

(5) Options to purchase the Company common stock. The options shown as granted, except as indicated below, were granted in connection with the hiring of the respective executive officers. In 1998, Mr. Battista was granted options that vest over three years to purchase 1 million shares of the Company common stock at an exercise price of $10.4375 per share, and options that vested immediately upon execution of his employment agreement to purchase an additional 650,000 shares at an exercise price of $7.00 per share. In 2000, Mr. Baritz was granted options that vest over three years to purchase 1,300,000 shares of the Company common stock at an exercise price of $13.69 per share; these options were terminated upon Mr. Baritz's resignation from the Company. In 1998, Mr. Vinall was granted options that vest over three years to purchase 240,000 shares of the Company common stock at an exercise price of $8.5625 per share.

(6) Options to purchase the Company common stock. The options granted to Messrs. Meyercord and Lawn were granted under the Company's 1998 Long Term Incentive Plan. In 1999, Mr. Meyercord was granted options that vest over three years to purchase 450,000 shares of the Company common stock at an exercise price of $15.94 per share. In 1999, Mr. Lawn was granted options that vest over three years to purchase 210,000 shares of the Company common stock at an exercise price of $9.88 per share, and in 1998, was granted options to purchase 50,000 shares at an exercise price of $5.75 per share.

(7) Bonus paid in shares of the Company common stock and in-kind property valued, in each case, at the then current market value.

(8) Mr. Baritz commenced his employment with the Company in March, 2000. Prior to that time he was Chairman and Chief Executive Officer of Access One. On August 9, 2000 a wholly owned subsidiary of the Company merged with and into Access One. The amount includes amounts paid to Mr. Baritz by Access One prior to his commencement of employment with the Company.

(9) Options to purchase the Company common stock. In 2000, Mr. Baritz was granted under the Company's 2000 Long Term Incentive Plan (i) options to purchase 150,000 shares of the Company common stock at an exercise price of $2.00 per share that vest in five years and (ii) options to purchase 105,000 shares of the Company common stock at an exercise price of $4.75 per share that vest over three years. The remainder of the options granted to Mr. Baritz in 2000 were granted under the 1999 Access One Incentive Option Plan, which plan was assumed by the Company pursuant to the terms of Access One's acquisition by the Company. The employment agreement for Mr. Baritz provides for immediate vesting of options in event of a "change of control" (as defined in the agreement).

(10) Mr. Vinall received a cash sign-on bonus of $175,000, which was paid in December 1998.

(11) These amounts were paid to Mr. Baritz by Access One where he was Chairman, Chief Executive Officer and Director.

(12) Mr. Baritz resigned from the Company on May 21, 2001.

STOCK OPTION GRANTS

     The following table sets forth further information regarding grants of options to purchase Common Stock made by the Company during the fiscal year ended December 31, 2000 to the Named Executives.



                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                      NUMBER OF    PERCENT OF TOTAL
                                     SECURITIES      OPTIONS/SARS
                                     UNDERLYING       GRANTED TO                                   POTENTIAL REALIZABLE VALUE
                                    OPTIONS/SARS     EMPLOYEES IN    EXERCISE PRICE   EXPIRATION   AT ASSUMED ANNUAL RATES OF
NAME                                 GRANTED (1)         2000           PER SHARE        DATE        STOCK OPTION TERM (2)
---------------------------------- -------------- ----------------- ---------------- ------------ ----------------------------
                                                                                                       5%($)         10%($)
                                                                                                  -------------- -------------
Gabriel Battista .................      250,000          5.16%          $  2.00        12/12/10    $   314,447    $   769,871
                                        250,000                         $  4.75          8/9/10    $   746,812    $ 1,892,569

Edward B. Meyercord, III .........      150,000          3.61%          $  2.00        12/12/10    $   188,668    $   478,123
                                        200,000                         $  4.75          8/9/10    $   597,450    $ 1,514,055

Aloysius T. Lawn, IV .............      137,500          3.22%          $  2.00        12/12/10    $   172,946    $   438,279
                                         50,000                         $  2.31        11/15/05    $    31,911    $    70,514
                                        125,000                         $  4.75          8/9/10    $   373,406    $   946,285

Kenneth G. Baritz ................    1,300,000         16.99%          $ 13.69         3/24/10    $11,192,438    $28,363,835
                                        105,000                         $  4.75          8/9/10    $   313,661    $   794,879
                                         57,143                         $  2.89         6/15/09    $    91,048    $   224,256
                                         33,114                         $  5.78         3/15/10    $   120,370    $   305,041
                                        150,000                         $  2.00        12/12/10    $   188,668    $   478,123

George Vinall ....................      125,000          2.53%          $  2.00        12/12/10    $   157,224    $   398,436
                                        120,000                         $  4.75          8/9/10    $   358,470    $   908,433

----------
(1) All options granted to Messrs. Battista, Meyercord, Lawn and Vinall in 2000 were granted under the Company's 2000 Long Term Incentive Plan. The initial set of options granted to Mr. Baritz in 2000 (1,300,000) were granted pursuant to his entering into an employment agreement with the Company in March, 2000; these options were terminated upon Mr. Baritz's resignation from the Company. The options granted to Mr. Baritz relating to 105,000 and 150,000 shares were granted under the Company's 2000 Long Term Incentive Plan. The remainder of the options granted to Mr. Baritz in 2000 were granted under the 1999 Access One Incentive Option Plan, which plan was assumed by the Company.

(2) Disclosure of the 5% and 10% assumed annual compound rates of stock appreciation based on exercise prices are mandated by the rules of the SEC and do not represent the Company's estimate or projection of future common stock prices. The actual value realized may be greater or less than the potential realizable value set forth in the table.

     None of the executive officers in the Summary Compensation Table above acquired any shares of the Company upon the exercise of options in 2000. On December 31, 2000, the exercise prices of all of the options to purchase shares of the Company held by each of the executive officers named in the Summary Compensation Table were above the then-market price for the Company's shares.


EMPLOYMENT CONTRACTS

     Gabriel Battista is party to an employment agreement with the Company that was amended as of March 28, 2001 and now expires on December 31, 2004. Under the terms of the agreement, as amended, Mr. Battista received a signing bonus of $3,000,000 and is entitled to an annual salary of $500,000, plus a discretionary bonus. The initial three years of salary under the agreement were paid in advance. Mr. Battista is also entitled to other benefits and perquisites. In addition, upon execution of the original agreement in 1998, Mr. Battista was granted options that vest over three years to purchase 1,000,000 shares of the Company common stock at an exercise price of $10.4375 per share, and options that vested immediately upon execution of the agreement to purchase an additional 650,000 shares at an exercise price of $7.00 per share.

     In the event of certain transactions (including an acquisition of the Company's assets, a merger into another entity or a transaction that results in the Company common stock no longer being required to be registered under the Securities Exchange Act of 1934), Mr. Battista will receive an additional bonus of $1,000,000 if the price per share for the Company common stock in such transaction is less than or equal to $20.00 per share, or $3,000,000 if the consideration is greater than $20.00 per share.

     Edward B. Meyercord, III entered into a three-year employment agreement with the Company effective as of March 26, 2001. Under the contract, Mr. Meyercord is entitled to a minimum annual base salary of $300,000 and certain other perquisites made available by the Company to its senior executive officers.

     Aloysius T. Lawn, IV entered into a three-year employment agreement with the Company effective as of March 26, 2001. Under the contract, Mr. Lawn is entitled to a minimum annual base salary of $275,000 and certain other perquisites made available by the Company to its senior executive officers.

     Kenneth G. Baritz entered into a three-year employment agreement with the Company effective as of March 24, 2000. Under the contract, Mr. Baritz was entitled to a minimum annual base salary of $300,000 and certain other perquisites made available by the Company to its senior executive officers. In connection with the agreement, Mr. Baritz was granted an option to purchase 1,300,000 shares of the Company common stock at an exercise price of $13.69 per share; these options were terminated upon Mr. Baritz's resignation from the Company on May 21, 2001.

     George Vinall entered into a three-year employment agreement with the Company effective as of December 28, 1998, which was amended as of March 28, 2001, and now expires on December 28, 2004. Under the contract, Mr. Vinall is entitled to a minimum annual base salary of $250,000 and certain other perquisites made available by the Company to its senior executive officers. In connection with the agreement, Mr. Vinall was granted an option to purchase 240,000 shares of the Company common stock at an exercise price of $8 9/16 per share.

     Each of the employment agreements for Messrs. Battista, Meyercord, Lawn and Vinall provide for immediate vesting of options in event of a "change of control" (as defined in the agreements) of the Company and provide for severance benefits in the event employment is terminated by the Company without cause prior to the end of the term and for a certain period beyond the end of the term in the event of a "change of control". The severance benefits are generally the payment of an amount equal to two years' base salary plus the average annual incentive bonus earned by the executive in the preceding four years, as well as the continuation of various employee benefits for two years.

     Each of the above-described agreements requires the executive to maintain the confidentiality of the Company's information and assign inventions to the Company. In addition, each of the executive officers has agreed that he will not compete with the Company by engaging in any capacity in any business that is competitive with the business of the Company during the term of his respective agreement and thereafter for specified periods.


REPORT ON EXECUTIVE COMPENSATION

     As discussed above, the Board has a compensation committee (the "Compensation Committee") to approve salaries and certain incentive compensation arrangements for management and key employees of the Company.

     The principal elements of the Company's compensation structure are described below:

     Annual Salary. Minimum annual base salaries for executive officers of the Company have been established pursuant to employment contracts negotiated with each of the executive officers of the Company. Increases above such minimum base salaries, including in employment contract extensions, may be granted in the discretion of the Compensation Committee based on its subjective assessment of individual performance. The Company believes that such employment contracts help to attract and retain qualified individuals. In addition, the employment agreements require the Company's executive officers to maintain the confidentiality of Company information and prevent such persons from competing with the Company in any capacity in any business that is competitive with the business of the Company during the term of the respective agreement and thereafter for specified periods of time. See "Employment Contracts."

     Annual Bonuses. On December 12, 2000, the Compensation Committee met and awarded the bonuses set forth in the Summary Compensation Table. Based on the Company's and the telecommunications industry's results in 2000, the Compensation Committee determined not to grant cash bonuses as in recent years; therefore, the bonuses for 2000 consisted of a significantly reduced cash component and stock options that vest in five (5) years.

     Long Term Incentive Compensation. In general, the Company has granted stock options to key executives as an inducement to such executives' entering into employment contracts with the Company.

     The Company believes that stock options are an effective tool for directly linking the financial interests of executive officers and key employees with those of the Company's stockholders and for recruiting and retaining high quality management personnel. Stock options are intended to focus the efforts of executive officers and key employees on performance that will increase the value of the Company for all of its stockholders. Future option grants under the 1998 Long Term Incentive Plan and the 2000 Long Term Incentive Plan will be made in the discretion of the Compensation Committee or in connection with the negotiation of individual employment arrangements.

     Chief Executive Officer's 2000 Compensation. As set forth in the Summary Compensation Table, Mr. Battista's total base salary and bonus was $550,000. Mr. Battista's base salary is established by the terms of his employment agreement. On December 12, 2000, the Compensation Committee met and awarded Mr. Battista's bonus set forth in the Summary Compensation Table in accordance with the terms of the bonus program described above.

                                        THE COMPENSATION COMMITTEE

                                            Ronald R. Thoma
                                            Mark Fowler

                               PERFORMANCE GRAPH

     The following graph sets forth a comparison of the percentage change in the cumulative total stockholder return on the Common Stock compared to the cumulative total return of the S&P MidCap 400 Index and the S&P 500 Integrated Telecommunications Services Index for the period from December 29, 1995 through December 31, 2000. In prior years the Company has included the S&P Long Distance Index in this graph. This index is no longer compiled and in lieu of such index the Company has chosen to provide the S&P 500 Integrated Telecommunications Services Index as a comparable industry index. The comparison assumes that $100 was invested on December 29, 1995 in Common Stock and each of the indices and assumes reinvestment of dividends. The stock price performance shown on the graph below is not necessarily indicative of future performance.


PRICE AS A PERCENT OF BASE PERIOD (%)

[GRAPHIC OMITTED]


                                           DEC. 29,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                             1995       1996       1997       1998       1999       2000
                                          ---------- ---------- ---------- ---------- ---------- ---------
Talk America Holdings, Inc. .............    100        $314       $445       $379       $403       $ 29
S&P MidCap 400 Index ....................    100         117        153        180        204        237
S&P 500 Integrated Telecommunications
 Services Index .........................    100          97        134        200        235        142

               PROPOSAL 2: RATIFICATION OF INDEPENDENT CERTIFIED
                              PUBLIC ACCOUNTANTS


     The Board has appointed the firm of PricewaterhouseCoopers LLP as independent auditors of the Company for the current fiscal year. This internationally known firm has served as the Company's independent auditors since September 2000 and has no direct or indirect financial interest in the Company.


     Although not legally required to do so, the Board is submitting the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for ratification by the stockholders at the Annual Meeting. If a majority of the shares of common stock represented in person or by proxy at the meeting is not voted for such ratification (which is not expected), the Board will reconsider its appointment of PricewaterhouseCoopers LLP as independent auditors of the Company.

     A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have the opportunity to make a statement if he desires to do so. It is anticipated that such representative will be available to respond to appropriate questions from stockholders.

     PREVIOUS INDEPENDENT ACCOUNTANTS

     On September 8, 2000 the Company released the firm of BDO Seidman, LLP, as the independent public accountants of the Company. The decision to change accountants was approved by the Audit Committee of the Company's Board of Directors and by the whole Board of Directors of the Company. The reports of BDO Seidman, LLP on the financial statements of the Company for each of the past two fiscal years, ended December 31, 1998 and 1999, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's financial statements for the Company's two most recent fiscal years and through September 8, 2000, the Company has had no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which disagreements, if not resolved to the satisfaction of BDO Seidman, LLP, would have caused BDO Seidman, LLP to make reference to the subject matter of the disagreement in their report on the Company's financial statements for such years. During the Company's two most recent fiscal years and through September 8, 2000, there were no "reportable events" to describe as specified in Item 304(a)(1)(v) of Regulation S-K.

     The Company requested that BDO Seidman, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above. A copy of the letter from BDO Seidman, LLP, dated September 8, 2000 was filed as Exhibit 16.1 to the Company's Current Report on Form 8-K on September 13, 2000.

     ENGAGEMENT OF NEW INDEPENDENT ACCOUNTANTS

     Effective as of September 8, 2000, the Company engaged PricewaterhouseCoopers LLP as its independent public accountants for the fiscal year ending December 31, 2000, to audit the Company's financial statements. During the Company's two most recent fiscal years and the subsequent interim period preceding the engagement of PricewaterhouseCoopers LLP, neither the Company nor anyone on behalf of the Company consulted with PricewaterhouseCoopers LLP on any matter regarding: (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither was a written report provided to the Company nor was oral advice provided that PricewaterhouseCoopers LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (b) the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a "reportable event" as specified in Item 304(a)(1)(v) of Regulation S-K.

     The Board of Directors recommends a vote FOR the proposal to ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Company.


                  INDEPENDENT PUBLIC ACCOUNTANTS FEE SUMMARY

     During fiscal 2000, PricewaterhouseCoopers LLP provided services in the following categories and amounts:


                                DESCRIPTION                                     AMOUNT
--------------------------------------------------------------------------   -----------
   Audit Fees (1) ........................................................    $170,800
   Audit Related Fees ....................................................    $ 10,000
   Financial Information Systems Design and Implementation Fees ..........    $      0
   All Other Fees ........................................................    $      0

     The Audit Committee has determined that the services provided by PricewaterhouseCoopers LLP to the Company that were not related to its audit of the Company's financial statements were at all relevant times compatible with that firm's independence.

----------
(1) In addition, the Company paid BDO Seidman LLP, its former auditors, $47,000 for BDO Seidman LLP's services provided in reviewing the Company's annual and quarterly financial statements prepared through September 2000.


                                OTHER BUSINESS

     The Company does not presently know of any matters that will be presented for action at the Annual Meeting other than those set forth herein. If other matters properly come before the meeting, proxies submitted on the enclosed form will be voted by the persons named in the enclosed form of proxy in accordance with their best judgment.


                                ANNUAL REPORTS

     The Company's Annual Report for the fiscal year ended December 31, 2000 is enclosed with this proxy statement. The Company also has filed this report with the SEC.


                      2002 ANNUAL MEETING OF STOCKHOLDERS

     In accordance with rules promulgated by the SEC, any stockholder who wishes to submit a proposal for inclusion in the proxy materials to be distributed by the Company in connection with the annual meeting of stockholders in 2001 must submit it so it will be received by the Company by March 2, 2002, unless the Company changes the date of next year's annual meeting by more than 30 days from this year's, in which case the proposal must be submitted at a reasonable time before the Company begins to print and mail its proxy materials. Any shareholder proposals for the 2002 annual meeting of shareholders that are submitted outside the processes of Rule 14a-8 under the Securities Act of 1934 will be considered untimely if not received by the Company within a reasonable time prior to its printing its proxy materials in 2002. In addition, any stockholder proposal for next year's annual meeting submitted after May 18, 2002 or, if the Company changes the date of the 2002 annual meeting by more than 30 days from this year's, after a reasonable time before the Company mails its proxy materials for next year's annual meeting, will not be considered filed on a timely basis with the Company under SEC Rule 14a-4(c)(1). For proposals that are not timely filed, the Company retains discretion to vote proxies it receives. For proposals that are timely filed, the Company retains discretion to vote proxies it receives provided 1) the Company includes in its proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion and 2) the proponent does not issue a proxy statement.

                                        By Order of the Board of Directors




                                        [GRAPHIC OMITTED]


                                        Aloysius T. Lawn, IV, Secretary

Reston, Virginia
July 2, 2001

                                   APPENDIX A
                                   ----------

                           TALK AMERICA HOLDINGS, INC.

                             AUDIT COMMITTEE CHARTER


THE AUDIT COMMITTEE

The Company shall have an audit committee of its Board of Directors, the structure, composition and responsibilities of which shall be as set forth in this charter. The committee shall be elected or appointed annually by the Board of Directors. The committee shall consist of at least three directors and all members of the committee shall be independent of management and the Company as and to the extent provided in the rules of the NASD governing issuers whose shares are quoted on NASDAQ (as currently in effect and as they may be amended, the "NASD Rules"). All committee members shall be financially literate (or shall become financially literate within a reasonable period of time after appointment to the committee) and at least one member shall have accounting or related financial management expertise, in each case as provided in the applicable NASD Rules.


AUTHORITY AND RESPONSIBILITY

The audit committee shall have the authority and the responsibility, for and on behalf of the Company's Board of Directors, to (a) oversee and monitor all aspects of the Company's accounting and financial reporting processes, including, without limitation, the oversight and monitoring of the participation of the Company's management and its independent auditors in such processes, the Company's financial statements and financial reporting process, the systems of internal accounting and financial controls, any internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board of Directors, and (b) to take any actions as it may deem desirable or appropriate to provide for the reliability and credibility of the Company's financial statements and the integrity of the Company's financial reporting process.

Subject to the applicable provisions of the Delaware corporate law and the Company's Amended and Restated Certificate of Incorporation and its By-laws, the audit committee may adopt such operating rules as it may deem appropriate for the exercise of its authority and the discharge of its responsibility and for the conduct of its activities as a committee, including, without limitation, establishing the times and places of its meetings and providing for the delegation of the responsibility for the conduct of certain of its specific activities to one or more of its members, who will report back to the audit committee as a whole.

In discharging its responsibilities, the audit committee shall have the power to investigate any matter brought to its attention, shall have full access to all books, records, facilities and personnel of the Company and shall have the power to retain outside counsel or other experts for this purpose.


PRINCIPAL PROCESSES

Without in any respect limiting the authority and responsibility of the audit committee, it being understood that the audit committee will maintain flexibility in its oversight and monitoring of the Company's accounting and financial reporting processes, the following shall be the principal recurring processes of the audit committee in carrying out its responsibilities:

a. The audit committee shall have a clear understanding with the Company's management and its independent auditors that the independent auditors are ultimately accountable to the Company's Board of Directors and the audit committee, as representatives of the Company's stockholders, and that such stockholders' representatives have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors. The audit committee shall discuss with the auditors their independence from management and the Company and obtain from, and actively discuss with, the independent auditors the written disclosures required by the Independence Standards Board, particularly Independence Standards Board Standard No. 1. Annually, the audit committee shall review and recommend to the Board of Directors as a whole the selection of the Company's independent auditors.

b. The audit committee shall discuss with the Company's independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. The audit committee shall discuss with the Company's management and its independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the audit committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations, including, without limitation, all of the matters required to be discussed with the independent auditors under Statement on Accounting Standards No. 61.

c. The audit committee shall review the interim financial statements with management and the independent auditors prior to the filing of each of the Company's Quarterly Reports on Form 10-Q. The audit committee also shall discuss the results of the quarterly review and any other matters required to be communicated to the audit committee by the independent auditors under generally accepted auditing standards.

d. The audit committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. Also, the audit committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards, including, without limitation, all of the matters required to be discussed with the independent auditors under Statement on Accounting Standards No. 61.


ANNUAL REVIEW

The audit committee shall review and reassess this charter at least annually and obtain the approval of the Board of Directors.

                           TALK AMERICA HOLDINGS, INC.
                           12020 Sunrise Valley Drive
                             Reston, Virginia 20190

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            FOR THE ANNUAL MEETING OF STOCKHOLDERS ON AUGUST 16, 2001

The undersigned holder of shares of Common Stock of Talk America Holdings, Inc. hereby appoints Gabriel Battista and Aloysius T. Lawn, IV, and each of them, with full power of substitution, as proxies to vote all shares owned by the undersigned at the Annual Meeting of Stockholders to be held on August 16, 2001, at 10:00 a.m., Eastern Time, at The Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 20191, and any adjournment or postponement thereof. A majority of said proxies, or any substitute or substitutes, who shall be present and act at the meeting (or if only one shall be present and act, then that one) shall have all the powers of said proxies hereunder.

Please mark, date and sign the proxy and return it promptly in the accompanying business reply envelope, which requires no postage if mailed in the United States. If you plan to attend the meeting, please so indicate in the space provided on the reverse side.

The shares represented by this Proxy, if signed and returned, will be voted as specified on the reverse side. If no specification is made, your shares will be voted FOR approval of the election of the two director nominees, Gabriel Battista and Ronald R. Thoma, and FOR ratification and approval of the appointment of PricewaterhouseCoopers LLP as the independent certified public accountants for the Company for 2001 (the "Audit Proposal").

              IMPORTANT: PLEASE MARK AND SIGN ON THE REVERSE SIDE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ELECTION OF TWO DIRECTORS AND FOR APPROVAL OF THE AUDIT PROPOSAL.


                               (SEE REVERSE SIDE)




                              FOLD AND DETACH HERE


ITEM 1                        FOR the     WITHHOLD AUTHORITY
                              nominee     to vote for nominee    ITEM 2                         FOR        AGAINST       ABSTAIN
Election of Gabriel Battista   /  /             /  /                                            /  /                       /  /
                                                                 To approve the Audit Proposal
                              FOR the     WITHHOLD AUTHORITY
                              nominee     to vote for nominee
Election of Ronald R. Thoma    /  /             /  /



                                                                  MARK HERE IF YOU PLAN TO ATTEND THE MEETING             /  /

                                                                 In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.


                                                                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND
                                                                 WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS APPEARING ON
                                                                 THIS SIDE. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEM 1,
                                                                 OR ITEM 2 THIS PROXY WILL BE VOTED "FOR" SUCH ITEM. THE PROXIES
                                                                 WILL USE THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTER
                                                                 PROPERLY BROUGHT BEFORE THE MEETING OR ANY POSTPONEMENT. THIS
                                                                 PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.
                                                                    Receipt herewith of the Company's Notice of Annual Meeting of
                                                                 Stockholders to be held on August 16, 2001 and the related proxy statement dated July 2, 2001 and Annual Report to Stockholders for the fiscal year ended December 31, 2000, are hereby
                                                                 acknowledged.

                                                                            PLEASE SIGN, DATE AND MAIL TODAY


Signature(s) of Stockholder(s)_______________________________________________________________________ Date _____________, 2001
Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian, partner, or corporate officers, please give FULL title.


                                                       FOLD AND DETACH HERE
